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                                                                   EXHIBIT 10.18




                                ARCH COAL, INC.
                DEFERRED COMPENSATION PLAN FOR DIRECTORS' FEES

1.   PURPOSE.

     The purpose of this Deferred Compensation Plan For Directors' Fees (effective as of the Effective Date, the "Plan") is to provide each Director of Arch Coal, Inc. with an opportunity to defer some or all the director's retainer and meeting fees, as well as any per diem compensation for special assignments, which may be payable to the Director for future services to be performed by him or her as a member of any committee thereof, as a means of saving for retirement or other purposes.

2.   DEFINITIONS.

     The following definitions shall be applicable for purposes of the Plan:

     (a) "Accounting Date" means each December 31, March 31, June 30, and September 30.

     (b) "Beneficiary" means the person, persons, entity, entities or the estate of a Participant (or Beneficiary) which the Participant (or, where applicable a surviving Beneficiary) designates on Participant's Notice of Election Form (Exhibit A) to receive the undistributed portion of a Participant's Compensation Account, if any, upon the Participant's (or Beneficiary's) death or such person or entity as becomes entitled to such benefits pursuant to the terms of this Plan.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Compensation Account" means the account to which the Director's Deferred Compensation is credited, together with income accrued thereunder, and which is established pursuant to Section 5.

     (e) "Common Stock" means the common stock, $0.01 par value, of the Company.

     (f)  "Company" means Arch Coal, Inc.

     (g) "Deferred Compensation" means the annual retainer and meeting fees, as well as any per diem compensation for special assignments, earned by a Director for his or her service as a member of the Board during a calendar year or portion thereof which is deferred pursuant to an Election.

     (h)  "Director" means any director of the Company who is not an employee of
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          the Company or one of its subsidiaries and who is separately compensated for his or her services on the Board, or any committee thereof.

     (i) "Disability" shall have the same meaning as the term "disability" in Rule 16a-1(c)(3) of the regulations under the Securities Exchange Act of 1934.

     (j) "Effective Date" shall mean the "Effective Time" of the "Merger" under the Agreement and Plan of Merger dated as of April 4, 1997, among Arch Mineral Corporation, Ashland Coal, Inc., and AMC Merger Corporation.

     (k) "Election" means a Participant's delivery of a written Notice of Election in the form of Exhibit A to the Corporate Secretary of the Company electing to defer payment of all or a portion of his or her compensation as a Director.

     (l) "Fair Market Value" means, as of any specified date (or, if a weekend or holiday, the next preceding business day), the closing price of the Common Stock, as reported on the New York Stock Exchange Composite Tape.

     (m) "Participant" means a Director who has elected, under the terms and conditions of the Plan, to defer payment of all or a portion of his or her compensation as a Director.

     (n) "Payment Commencement Date" means, with respect to annual installments, January 2 of the first year of deferred payment selected by a Director in his or her Election and, with respect to quarterly installments, the first business day of the calendar quarter of deferred payment selected by a Director in his or her Election.

     (o) "Plan" means this Arch Coal, Inc. Deferred Compensation Plan For Directors' Fees.

     (p) "Prime Rate of Interest" means the rate of interest quoted by Citibank, N.A. as its prime commercial lending rate on the last day of each calendar quarter.

     (q) "Stock Unit(s)" means the share equivalents credited to a Participant's Compensation Account pursuant to Section 6.

     (r) "Termination" means retirement from the Board or termination of service as a Director for any other reason.

3.   ELIGIBILITY.

     Any Director who is separately compensated for his or her services on the Board, or on any committee of such Board, shall be eligible to participate in the Plan.
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4.   ADMINISTRATION.

     Full power and authority to construe, interpret, and administer the Plan shall be vested in the Board. Decisions of the Board shall be final, conclusive and binding upon all parties. Day-to-day administration of the Plan shall be the responsibility of the Company's Human Resources Department. Said Human Resources Department may modify any forms provided for herein or authorize new forms for use under this Plan as Senior Management of the Company may from time to time deem necessary or appropriate so long as any such modified or new forms are not otherwise inconsistent with the terms and provisions of this Plan.

     Notwithstanding the terms of an Election made by a Participant hereunder, the Board may, in its sole discretion, change the terms of such Election, on its own initiative or, upon the request of a Participant or his or her representative, or a Participant's Beneficiary or such Beneficiary's representative, upon a demonstration by or on behalf of the Participant of substantial financial hardship as a result of the Disability of the Participant. The amount of any such distribution shall be limited to the amount deemed necessary by the Board to alleviate or remedy the Participant's hardship arising from such Disability.

5.   COMPENSATION ACCOUNT.

     Upon election to participate in the Plan, there shall be established a Compensation Account for the Participant to which shall be credited his or her Deferred Compensation on the date it would have been paid but for the deferral. Funds credited to a Compensation Account shall remain a part of the general funds of the Company and nothing contained in this Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship. Nothing contained herein shall be deemed to give any Participant any ownership or other proprietary, security or other rights in any funds, stock or assets owned or possessed by the Company, whether or not earmarked for the Company's own purposes as a reserve or fund to be utilized by the Company for the discharge of its obligations hereunder. To the extent that any person acquires a right to receive payments or distributions from the Company under this Plan, such right shall be no greater than the right of any unsecured creditor of the Company.

6.   ELECTION TO DEFER.

     Upon his or her election to participate, the Participant shall either elect to have the Deferred Compensation in his or her Compensation Account credited on each Accounting Date with (1) an amount based on the Prime Rate of Interest quoted on such Accounting Date, or (2) a number of Stock Units or (3) a combination of both.

     Pursuant to the Stock Unit election, each Stock Unit shall represent one hypothetical share of Common Stock and shall entitle the Participant to receive
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     benefits as hereinafter provided. The number of Stock Units credited to such electing Participant shall be determined by dividing each amount of Deferred Compensation which such Participant has elected to convert to Stock Units by the Fair Market Value of a share of Common Stock as of the day on which such Deferred Compensation is credited to the Participant's Compensation Account or, in the case of amounts already deferred, as of the effective date of such election as provided in Section 7. Fractional units shall be credited to the Participant as a result of the foregoing calculation.

     In the event of any stock dividend, stock split, reverse stock split, recapitalization or reclassification of securities, reorganization, combination or exchange of shares or other similar changes in Common Stock, appropriate adjustments shall be made in the Stock Units credited to Participants in the same manner as shares of Common Stock represented by such Stock Units would have been adjusted had such shares been outstanding. Stock Units credited to a Participant shall additionally be adjusted to take into consideration all dividends which would have been declared and paid with respect to a number of shares of Common Stock equal to the number of hypothetical shares represented by such Stock Units to the extent the record date for such dividends is subsequent to the time that such Stock Units are credited to such Participant's Compensation Account. Dividend equivalents taken into account for these purposes shall be credited to such Participant's Compensation Account as of the payment date of the related dividends in the form of additional whole or fractional Stock Units. The number of Stock Units credited to a Participant for this purpose shall be equal to the amount of cash dividends which would have been so declared and paid divided by the Fair Market Value of a Stock Unit as of the dividend payment date.

7.   MANNER OF ELECTION.

     Any Director wishing to participate in the Plan must deliver to the Corporate Secretary of the Company a written notice, on the Notice of Election Form substantially in the form attached as Exhibit A, electing to defer payment of all or a portion (in 25 percent increments) of his or her compensation as a Director (an "Election"). A Director may elect to participate in the Plan by filing such Election: (a) with respect to Directors' fees payable for any calendar year by filing on or before December 31 of the preceding calendar year; and (b) with respect to Directors' fees payable for all or any portion of a calendar year after such Director's initial election, or any subsequent re-election if immediately prior thereto he or she was not serving as a Director, within 30 days subsequent to such election or re-election.

     An effective Election may not be revoked or modified, except as to changes in the
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     designation of Beneficiary and as otherwise stated herein, with respect to
     Directors' fees payable for the calendar year or portion of a calendar year for which such Election is effective and such Election, unless terminated or modified as described below, shall apply to Directors' fees payable with respect to each subsequent calendar year. An effective Election may be terminated or modified for any subsequent calendar year by the filing, as described above, of either a new Election, in regard to modifications, or a Notice of Termination of Deferrals, substantially in the form attached as Exhibit B, in regard to terminations, on or before the December 31 immediately preceding the calendar year for which such modification or termination is to be effective. Except for payment periods commencing on a Director's death, retirement or Disability, a Director's designation of the applicable payment period with respect to his or her existing deferrals may not provide for any distribution from the Compensation Account within the first six months after the Election or any modification thereto. A Director's designation shall be forever binding upon the Director, and with respect to any and all deferrals for subsequent calendar years, cannot be changed except as provided in Section 4. Not earlier than six months after the date of a Director's Election and provided any change in election does not occur within six months of any other change in election, a Director may elect to change an existing selection as to the investment alternative in effect with respect to his or her existing account (in 25 percent increments) by filing with the Corporate Secretary of the Company a Notice of Change in Investment Alternative, substantially in the form attached as Exhibit C, at least fifteen (15) days prior to the commencement of the quarter in which the Director desires the change to become effective. The revision will be deemed effective as of the first business day of the next quarter subsequent to the filing of such Notice of Change in Investment Alternative.

8.   ADJUSTMENT OF DEFERRED COMPENSATION ACCOUNT.

     As of each Accounting Date, the Compensation Account for each Director shall be adjusted for the period, or applicable portion thereof, elapsed since the preceding Accounting Date as follows:

     (a) FIRST, the account shall be charged with any distribution made during the period in accordance with Sections 9 and 10 below;

     (b) SECOND, the account shall be credited with the amount, if any, of Director's fees deferred during the period in accordance with an effective Election under Section 7 above; and

     (c) FINALLY, the average account balance shall be credited with an amount based on the Prime Rate of Interest quoted on such Account Date or the number of Stock Units held in such account shall be credited with additional Stock Units representing the dividend equivalents paid with respect to the Stock Units credited to such account on any dividend payment date during
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          such quarterly period, or a combination of both, for the quarterly period ending on such Accounting Date for the actual number of days elapsed.

9.   MANNER OF PAYMENT.

     A Director's Compensation Account will be paid to the Director or, in the event of his or her death, to a Beneficiary, in accordance with the Director's Election, all such payments to be made in cash. If a Director elects to receive payment of his or her Compensation Account in installments, the payment period shall not exceed twenty (20) years following the date of the Director's Termination. The amount of any installment payment shall be determined by multiplying (i) the balance in the Director's Compensation Account on the date of such installment by (ii) a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments. In the event that different payment periods are approved for a single Participant provided herein, the foregoing formula will be applied separately to the relevant portions of the Compensation Account for such Participants which are subject to separate payment periods. Amounts held pending distribution pursuant to this Section 9 shall continue to be credited with an amount based on the Prime Rate of Interest or a number of Stock Units, or a combination of both, pursuant to Section 6 above.

10.  PAYMENT COMMENCEMENT DATE.

     Payments of amounts deferred pursuant to a valid Election shall commence
     (i) with respect to annual installments, on the January 2 of the first year of deferred payment selected by a Director in his or her Election and (ii) with respect to quarterly installments, on the first business day of the first calendar quarter of deferred payment selected by a Director in his or her Election. If a Director dies prior to the first deferred payment specified in an Election, payments shall commence on the first payment date so specified.

11.  BENEFICIARY DESIGNATION.

     A Director may designate, on a Notice of Election Form in the form attached as Exhibit A, any person to whom payments are to be made if the Director dies before receiving payment of all amounts due hereunder. A designation of Beneficiary will be effective only after the signed Election is filed with the Corporate Secretary of the Company while the Director is alive and will cancel all designations of Beneficiary signed and filed earlier. In the absence of an effective Beneficiary designation, a Participant's (or Beneficiary's, in the case of the death of a Beneficiary receiving benefits) surviving spouse, if any, or, if none, his or her children, if any, per stirpes, or, if none, the Participant's estate, will be the
          --- -------
     Beneficiary. A Beneficiary receiving benefits in accordance with the Plan may designate a beneficiary who will be entitled to receive, where applicable, the remaining benefits due the Beneficiary after the Beneficiary's death. If a designated Beneficiary should survive a

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     Participant but die (or, if a trust, terminate) before all benefits have been paid to the Beneficiary, the remainder of the payments shall be made as the Beneficiary may designate or, absent a properly executed Beneficiary designation, to the Beneficiary's estate or, if a trust, to the Beneficiaries in distribution of the trust.

12.  MERGERS/ACQUISITIONS

     In the event of any merger or acquisition involving the Company and/or a Subsidiary of the Company and another entity which results in the Company being the survivor or the surviving direct or indirect parent corporation of the merged or acquired entity, the Committee may grant Stock Units under the provisions of the Plan in substitution for stock units held by Directors of such other entity under any plan of such entity immediately prior to such merger or acquisition upon such terms and conditions as the Committee, in its discretion, shall determine and as otherwise may be required by the Code to ensure such substitution is not treated as the grant of a new Stock Unit for tax or accounting purposes.

     In the event of a merger or acquisition involving the Company in which the Company is not the surviving corporation, the acquiring corporation shall either assume the Company's rights and obligations under the Plan, including if required, by substituting stock units under the acquiring corporation's plans, or if none, securities for such outstanding Stock Units. In the event the acquiring corporation elects not to assume or substitute for such outstanding Stock Units, the Board shall provide that any Stock Units or other Deferred Compensation shall be deemed immediately payable to the Participant or his Beneficiary, as the case may be, at their election as of a date prior to such merger or consolidation. Any Deferred Compensation which is neither assumed by the acquiring corporation nor paid prior to the date of the transaction shall be paid effective as of the effective date of the transaction.


13.  INALIENABILITY OF BENEFITS.

     The interests of the Participants and their Beneficiaries under the Plan may not in any way be voluntarily or involuntarily transferred, alienated or assigned, nor subject to attachment, execution, garnishment or other such equitable or legal process.

14.  GOVERNING LAW.

     The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Missouri.

15.  AMENDMENTS.

     The Board may amend, alter or terminate this Plan at any time without the approval of the Participants.
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                                                                       EXHIBIT A

                                ARCH COAL, INC.
                DEFERRED COMPENSATION PLAN FOR DIRECTORS' FEES

                            NOTICE OF ELECTION FORM
                            -----------------------


I, ____________________________, an eligible Director for purposes of the Arch Coal, Inc. Deferred Compensation Plan For Directors' Fees (the "Plan"), hereby elect to participate in the Plan and make the following elections with respect to compensation which hereinafter becomes due to me for services as a Director of Arch Coal, Inc. (the "Company").

I. AMOUNT OF DEFERRED COMPENSATION

I hereby elect to defer my compensation for services as a Director as follows (indicate from 0 to 100%, in 25% increments):

     _____________%  Directors' Fees and other Compensation

II. FORM OF PAYMENT OF DEFERRED COMPENSATION (CHECK ONE)

I hereby elect the following payment period designated below, which term shall hereinafter be applicable to each subsequent year in which I elect to defer any Directors' Fees payable to me:

__________  Lump Sum payable on the January 2 following the earlier of my termination of service as a Director or death.

__________  Lump Sum payable on January 2, ________, or, if earlier, the January
            2 nineteen (19) years following the earlier of my termination of service as a Director or death.

_________   In _______ annual OR _______ quarterly installments (not to extend beyond the 20th anniversary of my termination of service) commencing upon my termination of my service as a Director with all
            installments unpaid at my death payable in a lump sum to the applicable Beneficiary named below commencing (PLEASE SELECT ONE):
                                                                         ---

     ______    90 days after my death
     ______    1 year after  my  death
     ______    2 years after my death
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_________   In _______ annual OR _______ quarterly installments (not to extend beyond the earlier of the 20th anniversary of my termination of service) commencing upon my termination of my service or death as a Director, with all installments unpaid at my death payable annually or quarterly, as the case may be, to the Beneficiary named below.


III. FORM OF INVESTMENT ALTERNATIVE

I hereby elect to have my future Deferred Compensation Account with the Company deemed to be invested in the following manner (indicate from 0 to 100%, in 25% increments--in front of each item):
                        ----

_________   Based on the Prime Rate of Interest quoted by Citibank, N.A. at the end of each quarter.

_________   By making a hypothetical investment in Common Stock with the assumption of automatic dividend reinvestment in the form of stock equivalents.

IV.  BENEFICIARY SELECTION (OPTIONAL)

I hereby elect to have any amounts credited to my Deferred Compensation Account that are payable on account of my death paid to the following Primary Beneficiary or Beneficiaries:

Primary:


_________________                  ___________________
NAME                               RELATIONSHIP

_________________
ADDRESS

If the named Primary Beneficiary predeceases me, the following person is designated as Contingent Beneficiary to receive any such unpaid deferred fees:

Contingent:


_________________                  ___________________
NAME                               RELATIONSHIP

_________________
ADDRESS
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     I understand that this Election applies to compensation to be earned subsequent to the date of this Election and in each succeeding calendar year until the calendar year following the one in which I file a revised Election or a written Notice of Termination of Deferrals. With respect to each such year to which this Election applies, the Election becomes irrevocable as of midnight on December 31 of the immediately preceding calendar year. I understand that the Deferred Compensation will be paid to me as provided in Section 9 of the Plan. I further understand that my initial designation as to the applicable payment period shall be forever binding during my participation in the Plan and cannot be changed without the prior approval of the Board.

     I understand that in executing this Election, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions shall be binding upon my Beneficiaries, distributees and personal representatives.

     I also understand that any compensation deferred by me represents a contractual obligation of the Company to make future payment in the form elected and that the Company will not be required to reserve or otherwise set aside funds to meet said obligations.


                                             ___________________________
                                             Signature of Director

                                             ___________________________
                                             Date
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                                                                       EXHIBIT B

                      NOTICE OF TERMINATION OF DEFERRALS
                      ----------------------------------


Attn: Corporate Secretary
Arch Coal, Inc.
CityPlace One, Suite 300
St. Louis, Missouri 63141

                                Arch Coal, Inc.
                          Deferred Compensation Plan
                       for Directors' Fees (the "Plan")
                       --------------------------------


Dear Sir/Madam:

     Pursuant to the provisions of the Plan, I hereby terminate my Election to defer under the Plan effective as of January 1, 19___.

DATE: _____________  SIGNATURE: _______________________________
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                                                                       EXHIBIT C

                                ARCH COAL, INC.
                DEFERRED COMPENSATION PLAN FOR DIRECTORS' FEES

                  NOTICE OF CHANGE IN INVESTMENT ALTERNATIVE
                  ------------------------------------------


     I, ____________________________, an eligible Director for purposes of the Arch Coal, Inc. Deferred Compensation Plan For Directors' Fees (the "Plan"), hereby elect to have that portion of my Deferred Compensation Account with the Company as of _____________, 19____, deemed hereafter invested in the following manner (indicate from 0 to 100%, in 25% increments--in front of each item):
                                                                ----

________ Based on the Prime Rate of Interest quoted by PNC Bank, National Association at the end of each quarter.

________ By making a hypothetical investment in Common Stock with the assumption of automatic dividend equivalents in the form of stock equivalents.

     With respect to future compensation which becomes due to me and which I elect to defer, I hereby elect to have that portion of my Deferred Compensation Account with the Company deemed invested in the following manner (indicate from 0 to 100%, in 25% increments--in front of each item):
                                          ----

_______ Based on the Prime Rate of Interest quoted by PNC Bank, National Association at the end of each quarter.

_______ By making a hypothetical investment in Common Stock with the assumption of automatic dividend equivalents in the form of stock equivalents.



                                        _________________________
                                        Signature of Director

                                        _________________________
                                        Date